Exhibit 10.23

IRREVOCABLE WAIVER AND AMENDMENT TO SECURITIES PURCHASE AGREEMENTS

THIS IRREVOCABLE WAIVER AND AMENDMENT TO SECURITIES PURCHASE AGREEMENTS (this “Amendment”) is made and entered into this as of November __, 2017, by and among Cue Biopharma, Inc., a Delaware corporation (the “Company”), and the Purchasers (as defined in the Recitals below). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement (defined in the Recitals below).

RECITALS:

WHEREAS, reference is made to (1) that certain Securities Purchase Agreement by and among the Company and the purchasers listed on Schedule A thereto (“2015 Purchasers”), and dated on or about June 15, 2015 (the “2015 Agreement”); and (2) that certain Securities Purchase Agreement by and among the Company and the purchasers listed on Schedule A thereto (“2016 Purchasers” and together with the 2015 Agreement, the “Purchasers), and dated on or about December 22, 2016 (the “2016 Agreement” and together with the 2015 Agreement, each an “Agreement” and together the “Agreements”);

WHEREAS, the Company and the undersigned Purchasers desire to amend the Agreements on the terms set forth below to facilitate the Company’s proposed initial public offering of its securities, in consideration of which the Purchasers would benefit as stockholders of the Company; and

WHEREAS, the undersigned Purchasers collectively constitute the Required Holders (as defined in the each Agreement) mandated by each Agreement to amend its terms and bind all the Purchasers thereto.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein contained and for other good and valuable consideration, the parties hereto agree as follows:

(A)	IRREVOCABLE WAIVER. Subsection 4(i) of the 2016 Agreement provides that no Shares shall be issued to Purchasers as the result of an issuance or deemed issuance of Additional Shares of Common Stock if the Company receives written notice from Purchasers who purchased at least a majority of the Shares issued pursuant to the Agreement agreeing that no such issuance shall be made as the result of such issuance or deemed issuance of such Additional Shares of Common Stock. The undersigned 2016 Purchasers, constituting 2016 Purchasers who purchased at least a majority of the Shares issued pursuant to the 2016 Agreement, hereby provide notice to the Company and irrevocably agree that no Shares shall be issued to 2016 Purchasers pursuant to Subsection 4(i) of the 2016 Agreement in connection with any issuance of Additional Shares of Common Stock occurring after the Company’s initial public offering.

(B)	AMENDMENTS.

(1)           Amendments to the 2015 Agreement.

(a)	Subsection 4(i) of the 2015 Agreement is hereby amended by deleting the first sentence thereof and replacing it with the following sentence: “In connection with an initial public offering of the Company’s securities, if any, each Purchaser hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of the Securities acquired by Purchaser under this Agreement (other than those included in the effective registration statement of the initial public offering, if any) without the prior written consent of the managing or lead underwriter of such offering, for a period of one hundred and eighty (180) days from the effective date of such registration statement (collectively, the “Lock Up Period”).”

(2)          Amendments to the 2016 Agreement.

(a)	Subsection 2(g) of the 2016 Agreement is hereby amended by deleting “180” and replacing it with “90”.

(b)	Subsection 4(h) of the 2016 Agreement is hereby amended by deleting the first sentence thereof and replacing it with the following sentence: “In connection with an initial public offering of the Company’s securities, if any, each Purchaser hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of the Securities acquired by Purchaser under this Agreement (other than those included in the effective registration statement of the initial public offering, if any) without the prior written consent of the managing or lead underwriter of such offering, for a period of ninety (90) days from the effective date of such registration statement (collectively, the “Lock Up Period”).”

(3)          No Other Amendments. Except as expressly set forth herein, this Amendment shall not be deemed to be a waiver, amendment or modification of any provisions of the Agreement, or of any right, power or remedy of the Purchasers, or constitute a waiver, amendment or modification of any provision of the Agreement (except to the extent herein set forth), or any other document, instrument and/or agreement executed or delivered in connection therewith, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder, all of which (except as specified herein) remain in full force and effect. Except as set forth herein, the Purchasers reserve all rights, remedies, powers, or privileges.

(C)       CONFLICTS. Except as expressly set forth in this Amendment, the terms and provisions of the Agreements shall continue unmodified and in full force and effect. In the event of any conflict between this Amendment and the Agreement, this Amendment shall control.

(D)       GOVERNING LAW. This Amendment shall be governed and construed under the laws of the State of Delaware, and shall be binding on and shall inure to the benefit of the parties and their respective successors and permitted assigns.

(E)       COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. A facsimile or other electronic transmission of this signed Amendment shall be legal and binding on all parties hereto.

[Remainder of page left blank intentionally; Signature pages follow.]

2

[Company’s Signature Page to Amendment]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

COMPANY:

CUE BIOPHARMA, INC.

By:
Name:
Title:

[Required Holders’ Signature Pages to Amendment follow]

[Required Holders’ Signature Pages to Amendment]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

PURCHASERS CONSTITUTING
THE REQUIRED HOLDERS:

[Name of Purchaser]

By:
Name:
Title:

Shares of Common Stock Held: